Bank of Hawai‘i Corporation first quarter 2026 financial report April 20, 2026 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets first quarter 2026 highlights broad & deep market penetration strong balance she t performance earnings highlights strong credit credit remains pristine • total loans and leases increased by 3.1% annualized • average noninter st-bearing demand increased by $84 million, leading to positive deposit mix shift • tier 1 capital ratio of 14.40% and total capital ratio of 15.44% • total common equity to tangible assets increased to 6.19% from 6.11% • shares repurchased $15.1 million • $1.30 diluted earnings per common share • $57.4 million net income • net interest margin expanded for the eighth consecutive quarter to 2.74%, an increase of 13 bps • average cost of total deposits decreased by 17 bps to 1.26% • return on average common equity 13.90% • 0.03% net charge-off rate • 0.09% non-performing assets • 81% of loan portfolio real estate-secured with wtd avg LTV of 51% • allowance for credit losses to loan and leases outstanding 1.04% note: changes are in comparison to linked quarter unless specified otherwise 3 leader in a unique deposit market the leader in a unique deposit market with five local competitors holding 95% of the bank deposit market, with consistent long-term growth BOH 28.3% FHB 30.5% ASB 18.2% CPF 14.4% TBNK 4.2% other 4.4% 2005 BOH 34.1% FHB 32.5%ASB 14.4% CPF 11.7% TBNK 2.9% other 4.4% 2024 BOH 34.5% FHB 32.1%ASB 14.2% CPF 11.6% TBNK 3.0% other 4.6% 2025 BOH 6.1% FHB 1.6% CPF -2.8% ASB -3.9% TBNK -1.2% -8% -6% -4% -2% 0% 2% 4% 6% 8% c h a n g e i n m a rk e t s h a re s in c e 2 0 0 5 4source: FDIC Annual Summary of Deposits as of June 30, 2020, June 30, 2024 and June 30, 2025. TBNK acquired by HOPE in April 2025. numbers may not add up due to rounding cost of funds interest-bearing deposits 0.07% 0.11% 0.30% 0.69% 1.09% 1.54% 1.95% 2.30% 2.39% 2.46% 2.52% 2.37% 2.16% 2.16% 2.14% 1.94% 1.72% 0.13% 0.20% 0.47% 0.93% 1.53% 2.11% 2.44% 2.73% 2.91% 2.99% 3.05% 2.84% 2.66% 2.63% 2.64% 2.46% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 BOH KRX median source: S&P Capital IQ; KBW Regional Banking Index (KRX) 5 cost of funds
total deposits

Bank of Hawai'i Corporation



0.05%
0.08%
0.07%
0.12%
0.20%
0.31%
0.46%
0.64%
0.75%
1.07%
1.08%
1.49%
1.40%
1.84%
1.67%
2.09%
1.74%
2.21%
1.81%
2.27%
1.87%
2.33%
1.77%
2.17%
1.60%
2.04%
1.60%
1.99%
1.59%
1.97%
1.43%
1.87%
1.26%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26
BOH
KRX median

source: S&P Capital IQ; KBW Regional Banking Index (KRX)

6

ongoing NIM expansion

Bank of Hawai'i Corporation



2.80%
2.70%
2.60%
2.50%
2.40%
2.30%
2.20%
2.10%
2.00%
2.11%
0.04%
0.03%
0.01%
0.13%
0.07%
0.07%
0.15%
0.13%
2.74%
1Q24 NIM
2Q24 vs 1Q24
3Q24 vs 2Q24
4Q24 vs 3Q24
1Q25 vs 4Q24
2Q25 vs 1Q25
3Q25 vs 2Q25
4Q25 vs 3Q25
1Q26 vs 4Q25
1Q26 NIM

7

credit performance

lending philosophy Hawaiʻi 93% U.S. mainland 3% West Pacific 4% we lend in our core markets to long-standing relationships note: as of March 31, 2026 9 residential mortgage $4.8 home equity $2.1 automobile $0.7 other consumer $0.4 consumer portfolio asset type % total consumer % total loans WALTV wtd avg FICO residential mortgage 60% 34% 49% 803 home equity 26% 15% 46% 788 real estate secured 86% 49% 48% 798 automobile 9% 5% n/a 729 other consumer 5% 3% n/a 760 total consumer 100% 56% n/a 790 $8.0B consumer notes: $ in billions; numbers may not add up due to rounding other consumer primarily comprised of consumer revolving credit, installment, and auto lease financing wtd avg monitoring FICO for other consumer utilizes origination FICO for auto lease financing 56% of total loans 10

C&I $1.6 CRE $4.3 construction $0.2 leasing $0.1 commercial portfolio residential mortgage home equity $6.2B commercial asset type % total comml % total loans WALTV commercial real estate 70% 31% 55% construction 3% 1% 58% real estate secured 73% 32% 55% commercial & industrial 25% 11% n/a leasing 1% 1% n/a total commercial 100% 44% n/a note: $ in billions; numbers may not add up due to rounding 44% of total loans 11 vacancy inventory (sq ft) 4Q25 4Q24 10 yr avg 10 yr CAGR industrial 1.35% 0.93% 1.60% 0.63% office 12.59% 12.73% 12.41% -0.94% retail 5.61% 5.71% 6.13% 0.29% multi-family 3.88% 4.02% 4.65% 0.45% Oahu market vacancies and inventory stable real estate market note: 10-year average and 10-yr CAGR for inventory are based on years 2016 through 2025 source: Colliers (industrial, office, retail) and CoStar (multi-family) 12 multi-family 8.6% industrial 5.7% retail 5.1% lodging 4.6% office 2.3% other 4.3% commercial real estate (CRE) residential mortgage home equity 31% of total loans or $4.3 billion asset type WALTV avg. exposure ($MMs) multi-family 57% 3.9 industrial 55% 2.7 retail 54% 4.5 lodging 50% 14.7 office 58% 1.7 other 55% 4.5 total CRE 55% 3.8 note: % in chart above is % of total loans 13

CRE scheduled maturities 14.8% 10.1% 10.1% 4.0% 14.1% 46.9% 0 500 1,000 1,500 2,000 2,500 2026 2027 2028 2029 2030 2031+ $ m ill io n s modest near-term maturities 14

62.1% 26.6% 8.9% 1.9% 0.02% 0.5% 0 500 1,000 1,500 2,000 2,500 ≤ 60% > 60% to 70% > 70% to 80% > 80% to 85% > 85% to 90% > 90% $ m ill io n s CRE loan balances by LTV LTV > 80% - $106MM, 2.4% of CRE 15

AOAO 3.5% real estate investors 1.2% auto dealers 1.0% renewable energy 0.7% lodging 0.8% educational svcs 0.6% transportation 0.5% wholesale trade 0.5% other 2.3% commercial & industrial residential mortgage home equity 11% of total loans or $1.6 billion industry % leveraged avg. exposure ($MMs) AOAO 0% 1.8 RE investors 0% 1.3 auto dealers 17% 4.4 renewable energy 0% 2.7 lodging 32% 5.6 educational svcs 0% 2.0 transportation 0% 1.4 wholesale trade 29% 0.5 other 7% 0.3 total C&I 6% 0.7 16 note: % in chart above is % of total loans credit quality 0.13% 0.12% 0.03% $0 $0 $0 $0 $0 $0 $0 $0 $0 1Q25 4Q25 1Q26 net charge-offs NCOs/average loans 0.12% 0.10% 0.09% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 1Q25 4Q25 1Q26 non-performing assets NPAs/period-end loans plus OREO 1 84% of total criticized is real estate secured with 53% wtd avg LTV 0.30% 0.36% 0.40% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1Q25 4Q25 1Q26 delinquencies delinquencies/period-end loans 2.08% 2.12% 2.12% 1Q25 4Q25 1Q26 criticized criticized/period-end loans 1 17 financial update

NII and NIM trends

$ in millions

Bank of Hawaiʻi Corporation

eighth consecutive quarter of NII and NIM expansion



$125
$133
$142
$141
$136
$124
$121
$116
$114
$115
$118
$120
$126
$130
$137
$145
$151
2.34%
2.47%
2.60%
2.60%
2.47%
2.22%
2.13%
2.13%
2.11%
2.15%
2.18%
2.19%
2.32%
2.39%
2.46%
2.61%
2.74%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
NII
NIM

19

cashflow repricing total quarterly impact to NII from cashflows repricing: +$2.6 million note: +$2.6 million in quarterly impact from cashflows repricing assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into securities at an average rate of 4.8%, equivalent to average yield at the time of purchase of the securities purchased in 1Q26; excludes cashflows from securities repricing; numbers may not add up due to rounding 4.8% 6.3% 1.5% 4.9% 5.6% 0.7% 2.6% 4.8% 2.2% 4.0% 5.6% 1.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% matured/run-off yield reinvestment opportunities incremental spread 1Q26 maturities/prepayments reinvestment opportunities fixed loans adjustable loans inv. portfolio total $301 $109 $233 $643 $- $100 $200 $300 $400 $500 $600 $700 1Q26 maturities/prepayments fixed loans adjustable loans inv. portfolio total 20 $ in millions deposit mix shift and repricing quarterly NII impact from deposit mix shift and repricing in 1Q26: +$0.6 million $(749) $(967) $(800) $(627) $(488) $(448) $(315) $(105) $(37) $(59) $(104) $100 $94 $(1,000) $(800) $(600) $(400) $(200) $- $200 1Q23 vs 4Q22 2Q23 vs 1Q23 3Q23 vs 2Q23 4Q23 vs 3Q23 1Q24 vs 4Q23 2Q24 vs 1Q24 3Q24 vs 2Q24 4Q24 vs 3Q24 1Q25 vs 4Q24 2Q25 vs 1Q25 3Q25 vs 2Q25 4Q25 vs 3Q25 1Q26 vs 4Q25 QoQ change in average NIBD and low yield interest-bearing deposit balances note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less 21 $ in millions

NIBD expansion

$ in millions

Bank of Hawai'i Corporation



QoQ change in average noninterest-bearing deposits
1Q23 vs 4Q22
2Q23 vs 1Q23
3Q23 vs 2Q23
4Q23 vs 3Q23
1Q24 vs 4Q23
2Q24 vs 1Q24
3Q24 vs 2Q24
4Q24 vs 3Q24
1Q25 vs 4Q24
2Q25 vs 1Q25
3Q25 vs 2Q25
4Q25 vs 3Q25
1Q26 vs 4Q25
$300
$200
$100
$0
($100)
($200)
($300)
($400)
($500)
($456)
($399)
($176)
($146)
($129)
($192)
($78)
$9
$8
$51
$33
$171
$84

22

trend in cost of deposits

Bank of Hawaiʻi Corporation



0.05%
0.07%
0.07%
0.11%
0.20%
0.30%
0.46%
0.69%
0.75%
1.09%
1.08%
1.54%
1.40%
1.95%
1.67%
2.30%
1.74%
2.39%
1.81%
2.46%
1.87%
2.52%
1.77%
2.37%
1.60%
2.16%
1.60%
2.16%
1.59%
2.14%
1.43%
1.94%
1.26%
1.72%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26
total deposit cost
interest-bearing deposit cost

downward beta on total deposits



0%
16%
28%
29%
28%
31%
36%
3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26

23

24 time deposit maturity schedule $1.4B 51% $0.7B 24% $0.3B 12% $0.3B 13% 2.91% 2.68% 2.93% 2.46% 0% 10% 20% 30% 40% 50% 60% 2Q26 3Q26 4Q26 2027 and beyond % o f to ta l ti m e d e p o s it s s c h e d u le d t o m a tu re balance as % of total time deposits weighted average rate 51% of time deposits set to reprice in 3 months and 75% in 6 months note: as of March 31, 2026

25 optimizing balance sheet $1.0 $1.7 $1.7 $1.7 $1.5 $1.3 $1.3 $1.5 $1.1 $1.1 $0.9 $1.0 $1.3 $1.3 $1.3 $1.3 $0.7 $0.7 $0.7 $0.3 $0.4 $0.3 $- $0.2 $2.0 $3.0 $3.0 $3.0 $2.8 $2.0 $2.0 $2.2 $1.4 $1.5 $1.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $ i n b ill io n s active swap composition fixed rate loans AFS securities 72% 67% 61% 55% 55% 54% 53% 57% 56% 55% 57% 57% 59% 27% 27% 28% 29% 29% 29% 30% 32% 33% 33% 34% 33% 35% 0% 1% 9% 13% 13% 14% 12% 9% 9% 10% 6% 7% 5% 1% 5% 2% 3% 3% 3% 4% 2% 3% 2% 3% 3% 1% 0% 20% 40% 60% 80% 100% 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 earning asset composition fixed float/adjustable swaps fed funds sold 100% 56% 44% 67% 81% 93% 100% 100% 44% 56% 33% 19% 7% $(166) $236 $233 $241 $276 $223 $308 $373 $(200) $(100) $- $100 $200 $300 $400 $500 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 $ i n m ill io n s securities purchases / sales fixed floating note: swaps in ‘earning asset composition’ and ‘swap composition’ does not include $400 million of forward swaps noninterest income & expense $ in millions $44.1 $44.3 $41.3 $0 $10 $20 $30 $40 $50 1Q25 4Q25 1Q26 $112.6 $3.5 $110.5 $109.5 $116.1 $0 $20 $40 $60 $80 $100 $120 1Q25 4Q25 1Q26 non-recurring compensation related charge 26note: numbers may not add up due to rounding; “non-recurring compensation related charge” refers to the accelerated vesting pursuant to the retirement provision of performance-based restricted stock granted in 2024 and 2025 reported noninterest income reported noninterest expense financial summary $ in millions, except per share amounts 1Q 2026 4Q 2025 1Q 2025 ∆ 4Q 2025 ∆ 1Q 2025 net interest income $ 151.0 $ 145.4 $ 125.8 $ 5.6 $ 25.2 noninterest income 41.3 44.3 44.1 (2.9) (2.7) total revenue 192.3 189.6 169.9 2.7 22.5 noninterest expense 116.1 109.5 110.5 6.6 5.6 operating income 76.3 80.1 59.4 (3.9) 16.8 credit provision 1.8 2.5 3.3 (0.8) (1.5) income taxes 17.1 16.7 12.2 0.4 4.9 net income $ 57.4 $ 60.9 $ 44.0 $ (3.5) $ 13.4 net income available to common $ 52.2 $ 55.7 $ 38.7 $ (3.5) $ 13.4 diluted EPS $ 1.30 $ 1.39 $ 0.97 $ (0.09) $ 0.33 return on assets 0.97% 1.01% 0.75% (0.04) % 0.22 % return on common equity 13.90 15.03 11.80 (1.13) 2.10 net interest margin 2.74 2.61 2.32 0.13 0.42 end of period balances investment portfolio $ 7,886 $ 7,756 $ 7,422 1.7% 6.2 % loans and leases 14,193 14,082 14,115 0.8 0.5 total deposits 20,958 21,188 21,008 (1.1) (0.2) shareholders' equity 1,855 1,851 1,705 0.2 8.8 note: 1Q26 financials are preliminary; numbers may not add up due to rounding 27 capital note: 1Q26 regulatory capital ratios are preliminary 6.50% 6.50% 6.50% 8.00% 8.00% 8.00% 10.00% 10.00% 10.00% 5.00% 5.00% 5.00% 5.08% 5.64% 5.56% 5.93% 6.49% 6.40% 4.97% 5.54% 5.44% 3.36% 3.57% 3.62% 11.58% 12.14% 12.06% 13.93% 14.49%14.40% 14.97% 15.54%15.44% 8.36% 8.57% 8.62% 1Q25 4Q25 1Q26 1Q25 4Q25 1Q26 1Q25 4Q25 1Q26 1Q25 4Q25 1Q26 CET1 tier 1 capital total capital tier 1 leverage well-capitalized excess 13.6% BOHC strong capital 58.9% 60.2% 76.6% BOHC 4Q25 BOHC 1Q26 KRX median 4Q25 1 RWA / total assets 28

✔ NII and NIM increased for the eighth consecutive quarter ✔ dominant market position in a unique market ✔ exceptional credit quality ✔ strong liquidity and risk-based capital takeaways 29

Q & A

appendix

note: as of March 31, 2026, cash includes fed funds sold, interest-bearing deposits in other banks and cash and due from banks, and securities available includes unencumbered investment securities Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational and liquidity backstop purposes FRB FHLB securities available cash uninsured/ uncollateralized deposits $10.5B $7.9B readily available liquidity 32 insured/collateralized deposits uninsured/ uncollateralized 37% uninsured/ collateralized 9% insured 53% note: as of March 31, 2026; numbers may not add up due to rounding 33

0 5 10 15 20 25 30 35 40 45 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 s q u a re f e e t (m ill io n s ) industrial 0 5 10 15 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 s q u a re f e e t (m ill io n s ) office 0 5 10 15 20 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 s q u a re f e e t (m ill io n s ) retail 0 5 10 15 20 25 30 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 u n it s ( th o u s a n d s ) multi-family Oahu market inventory 34 CRE supply constraints 10-yr CAGR: 0.6% 10-yr CAGR: -0.9% 10-yr CAGR: 0.3% 10-yr CAGR: 0.4% note: 10-yr CAGR for inventory are based on years 2016 through 2025 source: Colliers (industrial, office, retail) and CoStar (multi-family)

CRE office 2% of total loans • 58% wtd avg LTV • $1.7MM average exposure • 17% CBD (downtown Honolulu) - 63% wtd avg LTV - 68% with repayment guaranties • 35% maturing prior to 2028 • 2.6% criticized highlights LTV ≤ 60% 44% LTV > 60% to 70% 38% LTV > 70% to 80% 6% LTV > 80% 12% LTV distribution $331MM 35 29.9% 4.9% 11.5% 2.3% 12.4% 39.0% - 50 100 150 200 250 300 2026 2027 2028 2029 2030 2031+ $ m ill io n s scheduled maturity

CRE multi-family 9% of total loans • 57% wtd avg LTV • $3.9MM average exposure • 100.0% LIHTC, affordable or market • 16% maturing prior to 2028 • 3.4% criticized highlights LTV ≤ 60% 54% LTV > 60% to 70% 29% LTV > 70% to 80% 12% LTV > 80% 5% LTV distribution 11.7% 4.6% 3.8% 2.3% 8.9% 68.7% - 300 600 900 2026 2027 2028 2029 2030 2031+ $ m ill io n s scheduled maturity $1.2B 36 single family homes condominiums YTD-26 YTD-25 Δ YTD-25 YTD-26 YTD-25 Δ YTD-25 median sales price (000s) $1,180 $1,150 2.6% $510 $510 0.0% closed sales 631 569 10.9% 939 974 -3.6% median days on market 23 20 3 days 49 43 6 days stable real estate prices Oahu market indicators – YTD 2026 as of March 2026 source: Honolulu Board of Realtors, compiled from MLS data 37

2.4% 2.3% 2.3% 4.3% 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 1 Q 2 5 2 Q 2 5 3 Q 2 5 4 Q 2 5 1 Q 2 6 2 Q 2 6 3 Q 2 6 Hawai‘i unemployment Hawai‘i unemployment forecast national unemployment unemployment experience & forecast source for Hawai‘i unemployment: University of Hawaii Economic Research Organization (UHERO), quarterly data, seasonally adjusted source for national unemployment: Bureau of Labor Statistics, quarterly data, seasonally adjusted national unemployment in 4Q25 reflects average of Nov 2025 and Dec 2025 rate 38

39 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) - 20 40 60 80 100 120 140 160 180 200 total US visitor Japan other revenue per available room revenue per available room (RevPAR) 40source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) $0 $30 $60 $90 $120 $150 $180 $210 $240 $270 $300 $330 $360